NUVEEN OREGON INTERMEDIATE MUNICIPAL BOND FUND

SUPPLEMENT DATED MARCH 12, 2012

TO THE SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2011

1.	The following paragraph is inserted after the fourth paragraph of the section “Principal Investment Strategies”:

The fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The fund’s investments in inverse floaters are designed to increase the fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

2.	The following sentence is added after the last sentence in “Credit Risk” in the section “Principal Risks”:

Also, the fund’s investments in inverse floaters will increase the fund’s credit risk.

3.	The following sentence is added after the sentence in “Income Risk” in the section “Principal Risks”:

Also, if the fund invests in inverse floaters, the fund’s income may decrease if short-term interest rates rise.

4.	The following two sentences are added after the sentence in “Interest Rate Risk” in the section “Principal Risks”:

When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities. The fund’s investments in inverse floaters will increase the fund’s duration and interest rate risk.

5.	The following risk is added to the section “Principal Risks”:

Inverse Floaters Risk—The use of inverse floaters by the fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-ORIS-0312P